EXHIBIT  10.3

10.3  DSL  Partnership  Program  Agreement.


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                             DSL PARTNERSHIP PROGRAM
                             -----------------------
                                    AGREEMENT
                                    ---------

          THIS AGREEMENT is by and between Southwestern Bell Telephone Company, a Missouri corporation ("Company "), and Networks On-line, a Texas Corp.
                                               -----------------     ----------
("Partner"). This Agreement replaces any and all previous agreements between Company and Partner with respect to the subject matter and term contained herein, and any and all such agreements are hereby terminated.

          WHEREAS, Company is engaged in the business of marketing and providing telecommunications services;

          WHEREAS Partner is an Internet access service provider and/or a network integrator and desires to become a sales representative for certain of Company's services;

          WHEREAS Company wishes to engage Partner to promote the sale of such services;

          NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

I.     EFFECTIVE  DATE  AND  TERM  OF  AGREEMENT
------------------------------------------------

          The term of this Agreement shall commence as of the date of the last signature hereon or January 1, 1999, whichever is later, and shall continue:

     (i)      through  December  31,  1999;  or

     (ii) until the effective date of any written notice of termination, whichever is earlier. Such notice shall be effective thirty days from the date of mailing except where the end of the year terminates the Agreement earlier or for terminations as otherwise provided herein.

II.    SERVICES
----------------

     1. The services subject to this Agreement ("Services") are listed in Exhibit C, attached hereto and incorporated herein by reference.

     2. Company reserves the right to modify Exhibit C, including, but not limited to, modifying, adding to, and/or deleting Services and commissions, at any time effective upon written notice. Company further reserves the right at any time to seek regulatory approval to change the specifications of any Services as shown in the tariffs, to alter or eliminate any Services or any aspects thereof, and to change any Service rates. Tariff changes become effective on the

                                       2
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement
environment. New commission structures, and any changes thereto, will become part of this Agreement.

     6. Partner represents that it is not an Authorized Sales Representative of Company under Company's Sales Agency Program. If, during the term of this Agreement, Partner or an affiliate should become an Authorized Sales Representative or part of any other compensation! commission program offered currently or in the future by Company, this Agreement will be terminated immediately.

     7. Each party agrees that during the term of this Agreement it will not solicit any employee of the other party to terminate his/her employment to become an employee of the first party. This provision does not apply to situations in which an employee of one party initiates contact with the other party with regard to possible employment.

     8. Partner agrees if Company identifies a situation in which Partner's activities are violating this Agreement, Company may (1) withhold payment of commission during the investigation such violation, and (2) require Partner to cease all activities hereunder. Failure to cease the activities hereunder as directed by Company is cause for immediate termination of this Agreement. Partner shall work with Company to resolve the issues causing Company to impose such requirement(s), and shall not resume activities hereunder until such issues are resolved.

     9. Company may, as Company deems appropriate, make available to Partner additional opportunities including, but not limited to: contests, advertising, lists of leads for sales of Services, referrals for sales of Services, and participation in other similar programs which Company may from time to time deem appropriate. Such opportunities shall be offered solely at Company's discretion and shall be defined by Company if and when offered.

     10. Company shall supply Partner, from time to time, with a reasonable number of brochures, price lists and other material necessary for promoting the sale of Services, and with reasonable support for training Partner's personnel. If Partner requires unusual support or excess services, a charge may be applied for such support or services. Any portion of the foregoing material for which Partner has been charged which remains unused at the time Company makes changes in any Services when such changes make such material unusable, or upon the termination of this Agreement, except where such termination results from Partner's acts or omissions, may be promptly returned to Company for credit.

IV.     Partner's  Responsibilities
-----------------------------------

     Partner  agrees:

     1. To act as a single point of contact for the customer's Services needs.

                                     4
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     2. To only submit orders for Services on behalf of customers who have requested Partner to place bondable orders on their behalf after being fully informed of the related charges, terms, and conditions.

     3. Before requesting information from Company about a customer's account. to provide Company with a letter of authorization signed by the customer authorizing such disclosure. Such letter of authorization will be in a format approved by Company.

     4. If Partner is ordering Digital Subscriber Line ("DSL") Service on behalf of its subscriber(s), it must obtain a written or electronic letter of agency ("LOA" or "Authorization Letter"), in conformance with Company's business practices in effect at the time of such authorization, from the end user subscriber customer; Partner shall store the Loans in a secure location and shall immediately produce them for Company's inspection and review upon request. If requested by Company, Partner shall also send such Loans to Company as part of the ordering and qualification process. If Partner obtains written Loans, Partner shall store the same in a secure place and retain them pursuant to the provisions of Section VIII, and additionally shall provide the original to Company immediately upon Company's request for a period of up to one year following the termination of the customer's subscription to Partners s services.

     5. Partner shall obtain written or electronic permission ("Premise Permission"), in conformance with Company's business practices in effect at the time of such authorization, from the end user subscriber customer for Company 's agents or employees to enter the customer's designated premises at any reasonable hour for the purpose of installing, inspecting, repairing, or upon termination of the service, removing the service components of Company. Partner shall store the Premise Permissions in a secure location and shall immediately produce them for Company's inspection, review, and use upon request.

     6. Upon notification from Company, Partner shall put in place and use a designated electronic funds transfer and/or electronic data interchange capability. Partner shall enter into an agreement with Company with respect to use of such capabilities.

     7. Partner is responsible for providing its personnel with sufficient training that Company reasonably deems necessary to maintain a staff of competent sales personnel conversant in the specifications, features and advantages of Services. Such training will include instruction as to the proper use of, and restrictions on. the use of information as set forth in Section VIII herein. Partner agrees that if it schedules any training with Company and fails to cancel such training at least three business days before the class date, or fails to attend, Company may, at its sole discretion, charge Partner a minimum of $150 per person per day - higher charges may apply depending on the specifics of the training session.

     8. Not to use random or sequential dialers or automatic dialing and announcing devices ("ADADS") in placing calls to customers.

                                      5
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     9. To sell Services to customers regardless of whether such customers purchase CPE or other services from Partner.

     10. If required by Company pursuant to Company 's internal rules and practices, to submit to Company a Minority, Women, and Disabled Veteran Business Enterprise subcontracting plan.

     11. Upon request from Company, to provide Company with the Federal Taxpayer Identification Number and/or, as appropriate, the Social Security number, for Partner to be used for tax reporting purposes.

     12. If Partner elects to telemarket any of the services listed in Exhibit C, Partner must first secure written permission from Company. The employees engaged in telemarketing must be physically located upon Partner's business premises unless authorized in writing in advance by Company.

     13. Partner shall market Services to customers strictly in accordance with the prices, terms, and conditions set forth in applicable Company tariffs, policies, and customer service standards for the sale of the Services hereunder. Should the Services be offered under an eligible contract, Partner shall offer such Services subject to the applicable terms and conditions contained in such contract.

     14. If Partner provides CPE, it must coordinate its installation of CPE for all of Partner's Services customers with installation of any services to be provided by Company, in a manner and within installation intervals acceptable to Company, and in conformance with any agreements between Partner and such customers with respect to due date. Partner will employ sufficient technical staff to provide service and support for such CPE.

     15. Partner will provide Services sales support functions including, but not limited to: providing to customers with information regarding Services (i.e. brochures, pricing); managing client implementation issues for Services sold under this Agreement; and answering customer billing questions regarding Partner's products and Services Partner has sold to customer. Partner shall refer all other customer questions on Services, including billing questions not associated with Services sold under this Agreement, to Company.

     16. Partner will take action as needed to meet customer service requirements and to ensure that its activities are properly coordinated to customers' and Company's satisfaction. Partner is responsible for the prompt reporting to Company of customer complaints. Partner agrees to escalate customer issues following Company's escalation procedures.

     17. Each party shall submit to the other for approval prior to use all advertising material and customer collateral that refer in any way to the other's services or products or to this Agreement. Any advertising performed by Partner to promote the Services covered by this Agreement shall be done at Partner's own expense, with the only exception being any authorized

                                       6
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement
cooperative advertising programs offered by Company. Any advertising copy outside the scope of the material provided by Company to Partner (i.e. new copy or entirely new advertisements such as Directory ads, direct mail, flyers, etc.) must be submitted to Company for its prior review and written approval, at least thirty days before use, or such shorter period as agreed to by Company, and Partner shall, solely at Partner's expense and prior to use of any such advertising material, make any and all changes. corrections or alterations to such material that Company, in its sole discretion, deems necessary or advisable. Advertising and promotional materials will be created and used in accordance with all applicable laws and regulations, including those on false advertising and unfair competition and in accordance with Section IX herein. It is expressly understood and agreed that Company may offer or Partner may request the right to use promotional materials developed by Company covering Services included in this Agreement. If such promotional material is provided, at Company's sole discretion, to Partner, Partner shall abide by any rules regarding the use of said material as Company shall establish from time to time.

     18. Partner agrees at all times to act in a professional and ethical manner and maintain a level of quality of service to its customers satisfactory to Company in its sole discretion in accordance with standards established by Company and then in effect. Partner agrees that it will not use commissions earned under this Agreement to offer customers rebates or discounts which are contingent upon the purchase of Services, make misleading statements to customers, give money, gifts or any other consideration to Company 's employees, do anything that will dishonor, discredit, reflect adversely on. or injure the reputation of Company, or create sales that do not provide value to the customer and Company, or to manipulate the compensation system. Partner further agrees to comply with all statutes, rules, regulations, and decisions which apply to Company's employees marketing similar products to similar customers.

     19. Partner will take and permit to be taken by Company all actions reasonably requested in order to ensure adequate opportunity for review of Partner's performance by Company, including, but not limited to. observation by Company of Partner's employees in their performance of the duties and obligations of this Agreement and periodic review and analysis by Company of the customer service provided by Partner.

V.   Orders
-----------

     1. Partner agrees to place orders only with the channel(s) designated by Company, in a manner consistent with the then current documented standards, order format, data requirements, method of transmission of orders. procedures and time frames, set by Company. Partner agrees not to place orders with other Company internal sales channels, unless otherwise authorized in writing in advance by Company, or with other Partners. Partner will receive compensation only on orders it places as prescribed. unless otherwise authorized in writing in advance by Company.

     2. All orders entered by Partner from customers shall be in accordance with Section IV. Partner shall determine availability of Services on the basis of information received from Company. All orders shall be subject to the availability of suitable facilities, which shall be determined in the sole discretion of Company. All orders for Services shall be further subject to

                                          7
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement
approval and acceptance by Company. In the event an order submitted by Partner is rejected, Company will supply Partner with a specific reason for such rejection.

     3. In the event that Company has indicated that it is willing to extend credit to a customer or customers, Partner shall obtain accurate and appropriate credit information as specified by Company, which it shall forward to Company with the order involving the extension of credit. All extensions of credit must be approved by Company, and Company reserves the right to deny credit to any customer. Company further reserves the right to require a deposit and/or advance payment from any customer in any amount which it, in its sole discretion, will determine in accordance with applicable tariff provisions. Partner does not hereby guarantee the credit of any customer, but does agree that it will use commercially reasonable efforts to obtain accurate credit information. Partner shall inform customer that an order for service may not be considered binding upon Company until received and approved by Company, including receipt of any applicable deposit.

     4. Each party shall maintain records of all sales made pursuant to this Agreement. A Service Application/Authorization Letter, in a form approved by Company, must be signed by each customer, maintained as part of Partner's records, and made available for review upon request. All such records and all other records pertaining to its performance under this Agreement shall be retained by each party for a reasonable period of time, for at least four years from the date of final payment by Company for services rendered under this Agreement. Each party and its authorized agents and representatives shall have access to such records of the other party for purposes of audit during normal business hours during the term of this Agreement and for four years from the date of final payment. A party shall notify the other party in writing at least seven days before it intends to conduct such an audit, except that such audit may be required on 24 hours notice to comply with regulatory requirements or in circumstances adversely affecting customer(s) services.

VI.  Commissions
----------------

     1. Subject to the restrictions regarding sales of Services to the entities specified in 4(c) below, and provided that Partner has fulfilled its obligations under this Agreement, for each completed Service sale made by Partner, Company shall pay to Partner the commission provided for in Exhibit C for the particular Service ordered. If the customer terminates its Services within the time period specified in Exhibit C any such commission shall be, at Company's choice, refunded to Company within thirty days or deducted from later commissions otherwise due Partner. Company shall pay commissions only for qualifying orders placed by Partner during the term of this Agreement.

     2. After termination of this Agreement, any debit commission balance for Partner shall be paid by Partner to Company within thirty days written notice of such debit commission status. Until such debit balance is paid to Company, Partner will not be considered for participation in any Company channel program.

                                     8
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     3. Upon termination of this Agreement, Partner's final commission check may, at the discretion of Company, be held by Company for up to six months from the termination date.

     4. Partner will receive no commissions for Partner's sales of Services to:

          (i) Partner or to affiliates (as defined in Section XII) of Partner;

          (ii) Any business or individual under contract with Company to market Services;

          (iii)    Resellers  of  Services;  or

          (iv)     Company  or  its  affiliates.

Notwithstanding the foregoing, Partner will receive commissions for Partner's sales of Services that are ordered by and billed to the Partner when all of the following conditions are met:

          (i) Partner is ordering and billing Service as a means to facilitate the sale of another service which is not telecommunications service (e.g. information access, network management);

          (ii) Partner is ordering a Service that originates or terminates with an end user who is not affiliated with Partner; and

          (iii) The Service ordered is either a private line or a virtual private line.

          The commissions on such sales shall be computed on the basis of the circuit terminating at the end user's site.

     5. No commission shall be paid to Partner for any orders for Services sold to a customer directly by Company or sold to a customer by any entity other than Partner. Company shall pay commissions only for qualifying order(s) placed by Partner during the term of this Agreement.

     6. Subject to Company's rights under Section II, the applicable commission rate will be based on the commission rate in effect on the date of service order completion in Company's billing system.

     7. Partner's eligibility for a commission based on a sale of Services accrues as of the date of service order completion or upon payment for prepaid eligible contracts, whichever is later. Except as otherwise provided herein or as specified in Exhibit C, amounts due hereunder shall be paid by Company to Partner on or before the last day of the month following the month in which Company bills the customer.

                                      9
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     8       Company shall have the right to deduct from payments to Partner any amounts owed to it by Partner, including, but not limited to, customer account adjustments (including those due to incorrect or inappropriate use of promotions), amounts due for advertising, or amounts due for failure to attend scheduled training or other seminars or workshops. Company shall also have the right to require Partner to pay to Company any amounts owed to Company by Partner.

     9. Partner shall have one year from the date of completion of a service order in which to claim payment for such sale of Services, to raise any discrepancies regarding such payments, or to otherwise raise any issues regarding commissions on sales of Services. Such claims shall be made with specificity in writing and shall include all supporting documentation. Company shall have no obligation to make payments or adjustments beyond such one year period.

VII. Exclusivity
----------------

     1. Partner shall specify by initialing below whether it elects to market the Services specified in Exhibit C exclusively on behalf of Company or to also market or otherwise promote the functionally similar services of other providers. A Partner that designates itself as "exclusive" and is subsequently determined by Company to be "non-exclusive" shall be subject to immediate termination and will be liable for any past commissions received over and above those owed per the "non-exclusive" schedule in Exhibit C. Company's determination of whether an Partner is "exclusive" shall be final. If Partner requests to change from "exclusive" to "non-exclusive", this Agreement will be terminated as of the effective date of such request. Partner may, if new participants are being accepted, reapply to participate in the Partner Partnership Program.

Partner  hereby  makes  an  election  by  initialing  below:

     (  )    Exclusive  -  Partner  elects  to  market  or  otherwise  promote exclusively the Services specified in Exhibit C and to obtain from Company and use Company's services to meet its administrative business service requirements. Partner will not use the services of another provider, for its administrative business service requirements, except in those instances where Company does not provide a functionally similar service in which case Partner may, only for so long as Company does not have a functionally similar service, use the service of another provider. Partner will not take any action, in return for compensation of any type from another provider, which would result in an end user's service being provided in any way using the services of any provider other than Company, unless a functionally similar service is not available from Company. If approved in writing by Company, Partner may purchase or submit orders for network facilities from another provider to serve strictly as redundant network facilities in case of network failure. Partner shall receive payment of commissions on a per unit basis, as described in Exhibit C, and Partner may use Company's logo, trademarks, and/or service marks in conjunction with Company's Services, as provided herein.

                                      10
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

    (DB)     Non-Exclusive  -  Partner elects not to market or otherwise promote exclusively the services specified in Exhibit C. Partner shall receive payment of commissions on a per unit basis, as described in Exhibit C, and Partner may use Company's logo, trademarks, and/or service marks in conjunction with Company's Services as provided herein.

Partner shall specify by initialing below whether it elects to market the eligible services specified in Exhibit C on a branded or a non-branded basis as described in Exhibit C. branded. Branded - Partner elects to market the eligible services specified in Exhibit C on a

     (DB) Branded - Partner elects to market the eligible services specified in Exhibit C on a branded basis.

     (  )    Non-Branded  -  Partner  elects  to  market  the  eligible services specified  in  Exhibit  C  on  a  non-branded  basis.

     2. During the effective period of this Agreement, an Partner may change, with the appropriate notice, from non-exclusive to exclusive and from non-branded to branded. Such changes shall be prospective only.

VIII.     Confidentiality
-------------------------

     1. Partner acknowledges that 1) Company is a regulated telecommunications company with a duty not to release confidential customer information without prior written consent, and that (2) unauthorized release of confidential customer information may result in Company suffering significant injury including, but not limited to, monetary damages and impairment of Company's relationship with its regulators, customers, and potential customers.

     2. All information relating to either party's customers and business, including but not limited to the terms and conditions of this Agreement, and all information that is marked confidential and/or proprietary or is designated as confidential and/or proprietary when disclosed. which is disclosed by either party to the other pursuant to this Agreement, other than such information as may be generally available to the public or the industry, is and will be disclosed in confidence solely for use in the conduct of business hereunder. Nothing contained herein shall grant either party any right, title, or interest to any information provided by the other party hereunder. Each party agrees to keep such information secret and confidential and not to disclose it to any other person or use it during the term of this Agreement or after its termination except in carrying out its obligations hereunder or in response to obligations imposed by tariff or order of a court or regulatory body.

     3. Each party shall take effective precautions, contractual and otherwise, reasonably calculated to prevent unauthorized disclosure or misuse of such information by any of its employees or by any other person having access to such information.

                                      11
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     4. Within thirty days after the termination of this Agreement, by either party and for any reason, each party shall notify the other which specific information disclosed by it pursuant to this Agreement is to be returned. Each party agrees promptly to return to the other any physical or written records containing such specifically identified information then in its possession, regardless of whether such physical or written records were prepared by Partner or by Company. The duty to keep information confidential shall continue notwithstanding the termination of this Agreement. Upon the termination of this Agreement, all confidential information in tangible form provided to Partner by Company shall be returned to Company.

IX.     Trademarks  and  Trade  Names;  Invention  and  Patent  Rigts
----------------------------------------------------------------------

     1. Partner shall not be deemed by anything contained in this Agreement or done pursuant to it to acquire any right, title or interest in or to the use of the name "Bell", the Bell symbol, nor in or to any other trademark or service-mark now or hereafter owned by Company or SBC Communications Inc. ("SBC"), or any affiliate or parent thereof (for the purposes of this section, collectively "the Company"). Partner shall not use in its business or trade or corporate name the name "Bell", "SBC", or the Company's names or the Bell, SBC, or the Company's symbols, nor shall it use any trademark or service-mark owned by the Company, or adopt or use any similar mark or symbol without the express written consent of the Company. Any such consent given is subject to the Company's subsequent right to review and forbid any such use from time to time. Partner agrees that it will comply with any standards for usage of such names, trademarks and service-marks issued or to be issued by the Company. Immediately upon termination of this Agreement, Partner will destroy or turn over to the Company any materials using any trademark or service-mark of the Company, unless the Company has consented to such use pursuant to a separate agreement.

     2. The Company shall not be deemed by anything contained in this Agreement or done pursuant to it to acquire any right, title or interest in or to the use of Partner's name, trademarks and service-marks. Subject to Partner's right to review and forbid any such use from time to time, the Company may, during the term of this Agreement or until the Company is notified to the contrary by Partner, use such names, trademarks and service-marks in its advertising. The Company agrees that it will comply with any standards for usage of such names, trademarks and service-marks issued or to be issued by Partner. Immediately upon termination of this Agreement, the Company will destroy or turn over to Partner any materials using any trademark or service-mark of Partner, unless Partner has consented to such use pursuant to a separate agreement.

     3. Company may withhold payment of commissions if, and for so long as, Partner fails to comply with this section and any standards provided to Partner with respect to use of any names, trademarks, or service-marks.

     4.     Invention  and  Patent  Rights.  Neither  party  shall  be deemed by
            ------------------------------
anything contained in this Agreement or done pursuant to it to acquire any right, title or interest in or to any design, invention, improvement process or system now or hereafter embodied in any services or products

                                     12
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement
provided by the other party, whether or not such design, invention, improvement, process or system is patented or patentable under the laws of any country.

X.   Indemnification  I  Liability  I  Insurance
------------------------------------------------

     1.      Indemnification.  Each party agrees to indemnify and hold the other
             ---------------
party harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and costs, resulting from the first party's acts, omissions or misrepresentations, including but not limited to the indemnifying party's failure to perform any of its obligations hereunder, from any defect or failure of any kind in any product or service provided by the indemnifying party, or from infringement by the indemnifying party of any copyright, trademark, service mark, trade name or similar proprietary rights.

     2.      Exclusion  of  Damages. In no event shall either party be liable to
             ----------------------
the other for consequential, indirect, special or incidental damages resulting from breach of this Agreement even if such party had been advised of the possibility of such potential loss or damage.

     3.      Insurance. Without limiting the obligation to indemnify, each party
             ---------
shall maintain sufficient liability insurance, or provide a certificate of self-insurance, to protect themselves and the other party from any and all claims, demands, expenses, costs and other liabilities arising out of their acts, omissions and/or misrepresentations. Partner shall provide a copy of such insurance to Company upon request.

     4. Partner will be responsible for obtaining, at its own expense, any applicable permits, licenses, bond, or other necessary legal authorization for work it is to perform.

XI.  Termination
----------------

     1. This Agreement may be terminated by one party immediately upon the giving of notice of any of the following events:

          (i) If the other party fails to perform or to observe, or commits a breach of any section. provision or covenant of this Agreement, including, but not limited to, the volume expectations set forth in Exhibit D, and the quality targets, if any, established by Company, and fails to cure such breach or failure to perform within thirty days, except as set forth below, or such lesser period as Company may require because of legal, business, or regulatory restrictions applicable to Company, following delivery to such defaulting party of a written notice of the alleged breach. However, Company may terminate this Agreement or withdraw any offer of an agreement immediately without providing a period to cure such breach if the breach is a failure to meet the volume expectations for the preceding calendar year, or is a failure to return to Company a fully executed Agreement and any subsequent modifications thereof, within 60 days of receipt from Company, a violation by an Partner of any legal or regulatory restriction, policies, rules, orders, or other requirements, such as. but not limited to, placing orders for customers who have

                                     13
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement
not requested service, misrepresentation of Company or Company's Services (including but not limited to installation and service charges), charging customers for or accepting fees for adjustments to which the customers are entitled, failing to obtain and maintain the required LOAs, failing to obtain the required Premises Permissions, failing to immediately produce the original signed LOAs and Premises Permissions for Company's inspection, review, and use upon request, misrepresentation of Partner's relationship with Company, actions which dishonor, discredit, reflect adversely on or injure the repl4ation of Company, or is a breach of Sections IV.2., IV.3, IV.4., IV.5., IV.12., IV.13., IV.14., LV.15., IV.17., IV.18., IV.19., VII, VIII, orIX of this Agreement; or

          (ii) If the other party becomes insolvent or makes an assignment for the benefit of its creditors, or if a committee of creditors or other representative is appointed to represent its business, and that party fails within thirty days following the appointment of such committee or representative or the filing of any such involuntary petition to cause the discharge of such committee or representative or the dismissal of such involuntary petition.

     2. If the cause of a breach or failure to perform is an act of God, fire or other casualty, strike, material shortages or other cause similar or dissimilar to the foregoing that is beyond the control of the defaulting party, the period for remedying such breach or failure to perform shall be extended by the time measured by any such cause of delay and for a reasonable time thereafter, and the defaulting party shall not be liable for damages to the other party to the extent they result from such cause.

     3. No delay by either party in sending any notice specified herein shall constitute a waiver of its rights to terminate this Agreement.

     4. Without waiving any of its rights under this Agreement, Company may do any of the following short of termination if Partner violates any of the terms of this Agreement: at its sole discretion, (1) withhold or cease paying commission payments, and (2) prohibit Partner from using Company's logos, trademarks, and service marks, and from participation in any additional opportunities including, but not limited to, contests, advertising, lists of leads for sales of Services, referrals for sales of Services, and participation in other similar programs, until such time as the violation(s) of this Agreement are cured.

     5. Subject to Company's right of counterclaim or setoff, Partner shall be entitled to commissions earned by it under Section VI based only on sales of Services for which the Partner placed an order with Company prior to the termination of this Agreement and which are completed in Company's billing system within six months of termination. Any commissions owed and outstanding at the time of termination of this Agreement shall be paid to Partner by Company within six months following the date of termination. No commissions will be due on any Services ordered from Company after termination.

                                      14
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     6. The parties agree that any termination of this Agreement according to the formalities specified herein shall not constitute an unfair or abusive termination or create any liability not set forth in this Agreement.

     7. The right of either party to terminate this Agreement is not an exclusive remedy, and either of them shall be entitled, alternatively or cumulatively, to remedies as determined pursuant to Section XII of this Agreement.

     8.      Survivability. The terms and conditions contained in this Agreement
             -------------
and its exhibits, including but not limited to those contained in Sections IV.4., V.4VI, VIII, IX, K, XI.5, and Exhibit C, that by their sense and context are intended to survive the performance hereof by either or both parties hereunder shall so survive the completion of performance or termination of this Agreement.

XII. General  Provisions
------------------------

     1.      Assignment.  Partner  acknowledges  that  it  has been specifically
             ----------
selected to participate in Company's Sales Agency Program after careful evaluation by Company of Partner s financial stability, product line and reputation in the business community, as well as the individual abilities and reputation of Partner's management and sales force. Accordingly, the parties agree that neither this Agreement, nor any right or obligation hereunder is assignable, in whole or in part, whether by operation of law or otherwise, by Partner without the prior written consent Company. Changes of the form in which Partner does business (including but not limited to sole proprietorships, partnerships, limited liability partnerships, and corporations, and changes due to mergers or being acquired), shall be considered to be assignments which will require the prior written consent of Company and requalification of Partner in its new form under the then existing qualification requirements. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. If Partner assigns the Agreement pursuant to this provision, the existing Agreement shall be terminated and a new Agreement shall be entered into with Partner's qualified assignee.

     2.      Transfers.  Partner  customer  accounts  may  only  be  transferred
             ---------
pursuant to a written signed agreement between existing Partners in good standing, provided Company's prior written permission is obtained.

     3.      Subcontracting.  Partner  agrees  that  it  will not subcontract or
             --------------
attempt to subcontract any of its duties or obligations under this Agreement without the prior written consent of Company.

     4.      Affiliates.  For  the purposes of this Agreement, an "affiliate" of
             ----------
any  entity  shall  respectively  mean:
-     for  Company:
     a) any corporation or business entity in which SBC Communications Inc. or any subsidiary of SBC Communications Inc., any successor corporation SBC

                                     15
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     Communications Inc. or any subsidiary of such successor, or any corporation Of which SBC Communications Inc. becomes a wholly owned subsidiary or any subsidiary of such corporation, has any ownership interest; and

-  for Partner:
     b) any corporation or business entity in which Partner has any ownership or potential ownership in any form or from which Partner receives or has the option to receive any profits generated by such corporation or business entity.

Upon request, each party shall provide the other party with a list of its affiliates.

     5. Notices and Other Communications. Every notice, consent, approval or other communication required or contemplated by this Agreement by either party shall be in writing and shall be delivered in person, by postage prepaid mail, by overnight courier service, by facsimile or by electronic messaging addressed to the party for whom intended at the address specified below or at such other address as the intended recipient previously shall have designated by written notice to the other party; provided, however, that any notices with respect to Partner's status as such may not be given by electronic messaging. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and, in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day thereafter, after it was deposited in the mails. Notice given by overnight courier service shall be effective on the date it is recorded by such courier service as delivered. Notice given by facsimile shall be effective on the date noted on the facsimile log as the date sent. Notice given by electronic messaging shall be effective on the date sent, as indicated by the electronic messaging system. Except for notice given by electronic messaging, notice not given in writing shall be effective only if acknowledged in writing by a duly authorized officer of the party to whom it was given.

To:     Partner:         To:  Company:
        -------               --------
                         Southwestern  Bell
                         530  McCullough,  Room  5G04

                         San  Antonio,  TX  78215
        Attn.:           Attn.:  John  Robers-RVP  BCS
                         Complementary  Channels

     6.     No  Waiver of Rights. Failure of either party at any time to require
            --------------------
the other party's performance of any obligation under this Agreement shall not affect the right to require performance of that obligation or any other obligation. Any waiver by either party of any breach of any provision hereof shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver or modification of the provision itself, or a waiver or modification of any right under this Agreement.

                                     16
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     7.      Dispute  Resolution.
             --------------------

          (a) If a dispute arises out of or relates to this Agreement, and if such dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation, before resorting to arbitration, litigation, or some other dispute resolution procedure.

          (b) If the parties cannot resolve the dispute by mediation, any controversy or claim arising out of or relating to this Agreement shall be submitted to non-binding arbitration.

          (c) Nothing in the above shall prevent the parties from mutually agreeing to use an alternative means to resolve the dispute, such as a "mini-trial" or other procedure. However, if the parties cannot mutually agree to such an alternative procedure, the proceeding paragraphs are binding.

          (d) If either party institutes suit to enforce or interpret this Agreement. the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs, including reasonable attorneys' fees.

     8.      Governing Law.  This Agreement will be governed by and construed in
             -------------
accordance with the Laws of Missouri, excluding its rules governing conflict of laws. If any provision of this Agreement is not valid, it will not affect other provisions and the parties agree that, if that invalidity reveals a situation not provided for by this Agreement, they will jointly seek an agreement having a valid legal and economic effect as similar as possible to the ineffective provision and covering the scope of any missing provision in a manner reasonably directed to the purpose of this Agreement.

     9.      Regulatory Changes. This Agreement shall at all times be subject to
             ------------------
such changes or modifications by the Public Utilities Commissions of the states in which Services are offered or by the Federal Communications Commission as said Commissions may from time to time direct in the exercise of their jurisdiction. Company reserves the right to amend or terminate this Agreement to conform it to any requirement of applicable laws or regulations or to any requirement imposed by the a state's Public Utilities Commission or the Federal Communications Commission in the exercise of their jurisdiction over Company, or to any requirement of the United States Department of Justice or the state or federal courts in connection with the Telecommunications Act of 1996. Partner shall have the right within thirty days of receipt of notice of any amendments made pursuant to this section to terminate this Agreement.

     10.     Discontinuance  of  Program.  Company  reserves the right, on three
             ---------------------------
months notice to Partner, to discontinue its Partner Partnership program on a prospective basis.

     11.     Compliance  with  Laws.  Each  party  will  comply with any and all
             ----------------------
applicable tariffs, rules and orders of judicial and regulatory bodies, and local, state, and federal laws, including

                                      17
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement
specifically, but not limited to, laws, rules and orders relating to monitoring of employees' telephone conversations with customers, and shall defend, indemnify and hold the other party harmless from and against any and all loss, cost, damage or liability, including but not limited to reasonable attorneys fees and costs, arising from or in connection with any failure of the first party to so comply.

     12. If any work to be performed by Partner under this Agreement is at variance with any law, ordinance, order, regulation, or safety or health standards, Partner shall properly notify Company before performance of the work.

     13. Partner expressly agrees not to discriminate against any employee or applicant because of race, color, religion, age, sex, national origin or physical handicap during the performance of this Agreement and to comply with the applicable provisions of Exhibit A (Nondiscrimination Compliance Requirements), incorporated herein and made a part of this Agreement. As used in Exhibit A, "Contractor" shall refer to Partner. Partner agrees to submit to Company, on Company's request, a statement that it is in compliance with this subsection.

     14.     Modification.  No modification or amendment of this Agreement shall
             ------------
be valid or binding on the parties unless such modification or amendment is made by Company in accordance with Sections II or XII hereof or is in writing and duly executed by the authorized representative of each party.

     15.     Entire  Agreement.  This  Agreement  sets  forth  the  entire
             -----------------
understanding and supersedes prior agreements between the parties relating to the subject matter contained herein and merges all prior discussions between them.

                                   18
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Agreement.



Southwestern  Bell  Telephone  Company           Partner: Networks On-Line, Inc.
                                                          ----------------------

By:                                              By:      /s/ Don Brown
      ------------------------------                   -------------------------

                                                          Don Brown
      ------------------------------                   -------------------------
             (Print Name)                                 (Print Name)

Title:                                           Title:   President
      ------------------------------                   -------------------------

      ------------------------------                   -------------------------


Date  Signed:                                     Date  Signed:   5/24/99
      ------------------------------                   -------------------------

                                                  Partner Federal Taxpayer
                                                  ID No:  76-0488521
      ------------------------------                   -------------------------

                                      19
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

              EXHIBIT A - NONDISCRIMINATION COMPLIANCE REQUIREMENTS

Work under this contract may be subject to the provisions of certain Executive Orders, federal laws, state laws. and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246. Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this contract, and only to that extent, Contractor agrees to comply with the provisions of all such Executive Orders. federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including,  but  not  limited  to  the  following:
1.   EQUAL   EMPLOYMENT   OPPORTUNITY   DUTIES   AND  PROVISIONS  OF  GOVERNMENT
     CONTRACTORS
     In accordance with 41 C.F.R.60- 1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section. including but not limited to, Contractor's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.
2.   AGREEMENT  OF  NON  SEGREGATED  FACILITIES
     In accordance with 41 C.F.R.60-1.8. Contractor agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location. under its control. where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms. work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas. transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.
3.   AGREEMENT  OF  Affirmative  ACTION  PROGRAM
     Contractor agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41
4.   AGREEMENT  OF  FILING
     Contractor agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EEO-1), or such other forms as may be required under 41 C.F.R.60-1.7(a).
5.   AFFIRMATIVE   ACTION   FOR   HANDICAPPED  PERSONS  AND  DISABLED  VETERANS,
VETERANS  OF  THE  VIETNAM  ERA.
In accordance with 41 C.F.R.60-250.20. and 41 C.F.R60-741.20. the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.
6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS
       As  prescribed  in  48  C.F.RCh.  1.  19.708(a):
     (a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems. assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns. small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.
     (b) The  Contractor  hereby  agrees  to  carry   out  this  policy  in  the
awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

                                       20
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

     (c) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by social(v and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals: or. in the case of any publicly owned business, at least 51 per centum of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals:
and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 C.F.R part 124. The Contractor shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans. Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.
     (d) The term small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or. in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women: and
     (e) Contractors acting in good faith may rely on written representations by their sub-contractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.
7. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN. The sub-contractor will adopt a plan similar to the plan required by 48 C.F.R. Ch. 1 at 52.2 19-9.

                                         21
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

                                    EXHIBIT C
                           PARTNER PARTNERSHIP PROGRAM
                   SERVICES, COMMISSIONS, TERMS AND CONDITIONS

PRODUCT                         EXCLUSIVE               NON-EXCLUSIVE
--------------------------------------------------------------------------------
Southwestern Bell
-----------------
Telephone Company      BRANDED           NON-           BRANDED           NON-
-----------------                      BRANDED                          BRANDED
Tariff F.C.C. No.73
-------------------
ADSL
----

--------------------------------------------------------------------------------
Option  I
1.544 Mbps-384 Kbps/
128  Kbps
Month-to-Month          $   40          $   30           $   25           $   18

1  yr  term  contract   $   60          $   40           $   35           $   25

3  yr  contract         $  100          $   70           $   60           $   45

Option  II
6 Mbps-1.544Mbps/
384  Kbps
Month-to-Month          $   70          $   50           $   40           $   30

1  yr  term  contract   $  150          $  100           $   90           $   60

3yr contract            $  250          $  175           $  150           $  100


1. Commissions will be paid on or before the last day of the month following the month in which Company bills for the Service.

2. Commissions for Services which do not stay in service for six months from the date of service order completion will be deducted from amounts owed to the Partner, or the Partner will be required to repay the amount to Company.

3. In order to qualify for commissions at the "Branded" level, Partner must meet all requirements as described under the "Company Branding" guidelines described below, or sell DSL service directly to the end user customer where Company bills such end user customer directly for the DSL service.

4. Company shall only pay commissions for DSL New orders (order type N), Change orders resulting in incremental inward lines (order type C), and From and To orders resulting in the move of a customer's DSL service from one location to another (order type F and T).

                                         23
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

Company  Branding
------------------

     Description:     Partner  buys DSL service from Company, at tariffed rates,
     -----------
and repackages the service as part of a total Internet Package to sell to end users. "Company Branding" refers to the identification of Company as the provider of the DSL service associated with an Internet Package sold by an Partner who has signed an Partner Partnership Agreement with Company and who has selected branding participation.

     Requirements:    Each  instance of such branding must be expressly approved
     -------------    in  writing  by  Company  in  advance.

     a) Company's brand (graphics standards to be supplied by Company) must appear on any literature, brochures, proposals (letterhead etc.), packaging or other collateral used to sell an Partner's internet package sold under the terms of this Agreement.

     b) Company's brand (oral and graphics standards to be supplied by Company) must appear in any advertising in which DSL is being sold under the terms of this Agreement. This includes any type of printed advertising or promotion, or verbal mention in any radio or television advertising.

     c) Company's brand (graphics standards to be supplied by Company) must appear on the Partner's Web site if the Partner provides public access to such site. Partners who have designated themselves as "exclusive" under the terms of this Agreement may not advertise or otherwise promote any other provider of DSL service on their Web or other Internet site).

                                        24
                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

                                    EXHIBIT B

                                   MARKET AREA


The geographic market area(s), in which Partner is authorized to market, promote the sale of, and be the procuring cause of orders for Services, is defined as follows:


                             The  State(s)  of  TX
                                               ----


                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

DSL  Partnership  Agreement

                                    EXHIBIT D
                           PARTNER PARTNERSHIP PROGRAM
                               VOLUME EXPECTATIONS



PRODUCT                                                          VOLUME

--------------------------------------------------------------------------------
DSL-Southwestern Bell Telephone Company Tariff F.C.C. No. 73

Option  1:1.544  Mbps-384  Kbps/128  Kbps                            **
Option  II: 6 Mbps-1.544  Mbps/384  Kbps                             **



    **  Total  minimum  volume  expectation  is 1000 per  year     or per month
                                               -------        -----

--------------------------------------------------------------------------------


Note that in connection with these volume expectations, this Agreement permits Company to terminate this Agreement under certain conditions.


                    PROPRIETARY AND CONFIDENTIAL INFORMATION
              Not for use or disclosure outside Company and Partner
         except under written agreement approved in writing by Company.

                               FIRST AMENDMENT TO
                               ------------------
                        DSL PARTNERSHIP PROGRAM AGREEMENT
                        ---------------------------------

           THIS FIRST AMENDMENT TO DSL PROGRAM AGREEMENT ("this Amendment") is entered into as of this 1st day of February, 2000 by and between Southwestern
                          -----
Bell Telephone Company (hereinafter referred to as the "Company") a Missouri corporation, and Networks On-Line, a Texas Corp. ("DSL Partner" or "Partner").
                ------------------   ------------
This Amendment revises and replaces the specified terms pf the DSL Partnership Program Agreement entered into between the parties on or about 5/24/99 ("the
                                                                 ----------
Original Agreement") only to the extent recited herein. All other terms Conditions of the Original Agreement remain in full force and effect.

           WHEREAS,  the  Company  and  DSL  Partner  entered  into the Original
Agreement which, by  its  terms,  expired  on  January  1,  2000;

           WHEREAS,   the  Company  and  DSL  Partner  desire  to  continue  the relationship created by the Original Agreement for an additional year under the same terms and conditions;

           NOW  THEREFORE,  in  consideration  of  the   mutual   promises   and
covenants set forth herein, the parties hereby amend the Original Agreement as follows:

      1. Section I of the Original Agreement is hereby amended and restated in its Entirety as follows:

I.     EFFECTIVE  DATE  AND  TERM  OF  AGREEMENT

       The  term  of  this  Agreement  shall  commence  as  of 1st Feruary, 2000
                                                              ------------------
and  shall continue:

(a)     through  January  1,2001;  or

(b) until either party provides written notice of termination, whichever is earlier.
Such notice shall be effective thirty days from the date of mailing except where the end of the term terminates the Agreement earlier, for terminations under
Section  XI  below,  or  as  otherwise  provided  herein.

2. All remaining terms and conditions set forth in the Original Agreement remain in full force and effect as written.

[N WITNESS WHEREOF, the undersigned have executed this First Amendment to DSL Partnership Program Agreement as of the date hereinabove first written.

SOUTHWESTERN BELL TELEPHONE CO.            NETWORKS ON-LINE, INC.
                                           ------------------------------------

By:                                        By: Don Brown, President
---------------------------------          ------------------------------------
   (print  name  and  title)                    (print  name  and  title)

Date:                                       Date: 1/1/2000
---------------------------------          ------------------------------------




(DSL  PARTNER)

   AGREEMENT BETWEEN SOUTHWESTERN BELL AND NETWORKS ON-LINE, INC. REGARDING THE
                                           ---------------------
           SOUTHWESTERN BELL DSL WEBSITE AND INTERNET SERVICE PROVIDER
                             LISTINGS FOR DSL ACCESS

This Agreement ("Agreement") sets forth the terms and conditions under which South eastern Bell, a Missouri corporation for its and its affiliates (hereinafter "Company") will be permitted by N.O.L. INC., a TEXAS CORP.
                                                   -----------      ------------
("Applicant"), an Internet Service Provider (collectively the "Parties") to post its name and HTML link ("hyperlink") on Company web pages pertaining to Company's Digital Subscriber Line related services ("DSL related services").

Whereas; Company offers DSL related services from designated central offices to customers with qualified local loops and provides a Company Website with DSL related services information and ordering forms for use by Customers ("Company Website"); and

Whereas, Applicant has purchased Asynchronous Transfer Mode ("ATM") services from Company, and represents that it is ready and able to provide Internet Services and that it desires to be listed as a DSL-enabled Internet Service Provider on Company Website;

The  parties  agree  as  follows:

1.     Purpose.  The  purpose  of  this Agreement is to establish the guidelines
       -------
whereby Company is permitted to post Applicant's hyperlink on Company's Website such that Company's established End User Customers ("Customers") who initiate a request from Company's Website to Company to check whether Customer's telephone line(s) prequalify for DSL related services, may link to Applicant's Website to review Applicant's Internet access charges and other pricing information, and, if appropriate, may initiate a request to Company to designate Applicant as Customer's intended Internet Services Provider.

     2.     Term.  This  Agreement shall become effective the  1st day  of July,
            ----                                             ------       -----
1999, and shall remain in effect thereafter until terminated as provided herein ("Term"). day of

     3.     Applicant  here  authorizes  Company  to  use  Applicant's  name and
            ---------
hyperlink  to  Applicant's  designated  Website  on  the  Company  Website.

     4.     Applicant's  Representations  and  Responsibilities.
            ----------------------------------------------------

     a)     Intellectual  Property  Rights.  Applicant  represents  that  it  is
            -------------------------------
responsible for any intellectual property rights, including but not limited to service names, service marks, trademarks and trade names ("Marks") of Applicant's company or respective companies, and has all the necessary rights, titles, permissions and privileges to use any information appearing on, or disclosed to third parties by virtue of any hyperlink access to Applicant's Website.

b)      Website  Product Information. Applicant represents and agrees that it is
        -------
responsible for the content and accuracy of Applicant's name and product information appearing on Applicant's Website accessed by Applicant's hyperlink. Applicant agrees that it will provide a hyperlink which will connect to Applicant's pricing information on Applicant's Website.

     c)     Indemnification.  Applicant  agrees to indemnify and defend Company,
            ---------------
its affiliates, and the officers, directors, employees and agents of any of them ("Indemnities"), from and against any loss, cost, damage, claims, expense, fines, penalties, or liability, including costs of defense and attorneys' fees, arising from Applicant's failure to adhere to any of terms and conditions of this Agreement or Applicant's failure to comply with any applicable law, rule or regulation, including, but not limited to, any injury to any person or damage to any property, except to the extent that such loss, cost, damage, claim, expense or liability arises from the active negligence or willful misconduct of Company or its employees. Applicant will also keep Company informed as to the progress of such defense and afford Company an opportunity to participate on an equal basis in the defense or settlement of such claim.

     5.     Company's  Representations  and  Responsibilities.
            --------------------------------------------------

     a)     Intellectual  Property  Rights. Company represents that Southwestern
            ------------------------------
Bell Internet is an affiliate of Southwestern Bell, that Southwestern Bell is the trademark and service mark of Southwestern Bell, that FasTrak is the service mark of SBC Communications, Inc. Company represents that it is not responsible for the content or accuracy of Applicant's name or logo, or any information available via Applicant's hyperlink.

     b)     DSL  Prequalification Phase. After Customer has designated Applicant
            ---------------------------
as the Customer's intended Internet Service Provider, Company will notify Applicant that it has been selected as the ISP.

     c) Company reserves the right in its sole discretion to modify or discontinue the use of the Website and/or ordering mechanism as it deems appropriate, provided however, that Company shall provide the Applicant reasonable prior written notice of any plan to discontinue the Website and/or ordering mechanism or of any significant system modification.

     d) COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FiTNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO THE WEBSITE SERVICES PROVIDED HEREIN AND SHALL NOT BE RESPONSIBLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO SAID WEBSITE.

     6.     Termination.
            ------------

     a) Either party may terminate this Agreement for convenience upon 15 days prior written notice to the other Party. The right of either party to terminate this Agreement is not an exclusive remedy, and either party shall be entitled to other remedies as provided by law or in equity.

     b) Company may terminate this Agreement immediately, without liability, upon the delivery of written notice to Applicant if in Company's reasonable opinion the Agreement or any actions or omissions by Applicant violates any laws or regulations, subjects Company or others to any disparagement, provides customers with false or misleading information, would subject Company to incur additional expenses or forego opportunities if it were to comply with those laws and regulations, or which causes or may cause Company to be subject to any review, inquiry or proceeding regarding its regulatory or legal requirements or obligations.

     7.     Miscellaneous.
            -------------

     a)     Assignment.  The  parties agree that neither this Agreement, nor any
            ----------
right or obligation hereunder, is assignable by Applicant, in whole or in part, whether by operation of law or otherwise, by Applicant without the prior written consent of Company.

     b)     No  Proprietary Rights Conferred. Nothing contained in the Agreement
            --------------------------------
shall be construed as conferring to either party by implication, estoppel, or otherwise, any license, right or title, under any patent, Mark or other proprietary right of Company or Applicant. In providing hyperlinks to Applicant's Website, Company shall be authorized to use the logos, hyperlinks, Marks and domain names of Applicant as specified in accordance with the terms specified in this Agreement.

     c)     Compliance  with Laws and Choice of Law. Each party will comply with
            ---------------------------------------
any and all applicable tariffs, rules and orders of judicial and regulatory bodies, and local, state, and federal laws. This Agreement will be governed by the laws of the State of Missouri, excluding its choice of law provisions.

     d)     Modification.  No  modification or amendment of this Agreement shall
            ------------
be valid or binding on the parties unless such modification or amendment is made in writing and duly executed by the authorized representative of each party.

     e)     Entire Agreement. This Agreement sets forth the entire understanding
            ----------------
between  the  parties  relating  to  the  subject  matter  contained  herein.


IN WITNESS WHEREOF, the duly authorized persons below have executed this Agreement as of the date first above written on behalf of the parties.


Southwestern  Bell                    Applicant: NETWORKS ON-LINE, INC.
                                                ----------------------------
By: Amy E. Cook                      By:         Don Brown
-------------------------------      ---------------------------------------

    Amy E. Cook
-------------------------------      ---------------------------------------
        (Print  Name)                             (Print  Name)

Title: Area Manager Sales Agency     Title:   DB
-------------------------------      ---------------------------------------
       Southwestern  Bell
-------------------------------      ---------------------------------------



Date  Signed:    7/7/99              Date  Signed:  7/1/99
-------------------------------      ---------------------------------------


                                       URL
                                       WWW.NOL.NET/DSL.HTML

                   SURCHARGE EXEMPTION CERTIFICATE



COMPANY  NAME:  Networks  On  Line
CONTACT  NAME:  Keith  Crabtree          TELEPHONE  NUMBER:  713-554-7100

The circuit listed below is exempt from the ICC special access Surcharge because the facility termination is on the following:


   --     (A)     An open-end termination in a Telephone Company switch of an Fl line,  including  CC8A  and  CCSA-equivalent  ONAL's  or

   --     (B)     An analog channel termination that Is used for full-time radio or  television  program  transmission;  or

   --     (C)     A  termination  used  for  TELEX  service;  or

   --     (D)     A  termination  that  by  the  nature  of  its  operating
                  characteristics could not make use of Telephone Company common lines; or

   --     (E)     A termination that interconnects either directly or Indirectly to the local exchange network whore the usage is subject to Common Carrier Line charges such as, where the special access facility accesses only


                  -FGA  and  no  local  exchange  lines,  or
                  -special  access  facility  between  customer  points  of
                   termination,  or
                  -special  access  facility  connecting  CCSA  or  CCSA-type
                   equipment (Intermachine     trunks),  or

     X     (F)     A  termination  that  the customer certifies to the Telephone
    ---            Company is  not connected  to  a  PBX or other device capable of Interconnecting the special access facility to a local exchange subscriber line, or the PBX or other device has been rendered incapable of Interconnection by software or hardware changes.

BILLING  NAME:      Networks  On  Line
CIRCUIT  ADDRESS:   10497  Town  &  Country  Way  Suite  460
EFFECTIVE  DATE:

I Thereby certify that this circuit is exempt from the Special Access Surcharge for the reason indicated above. I recognize that It is the responsibility of this company to notify Southwestern Bell Telephone Company in writing of a ingest that affect this status.

AUTHORIZED  REPRESENTATIVE:    DB   (Don Brown)
                            ----------------------------------------------------
TITLE:   President                                    Date: 7/13/99
      ------------------------------------------------     ---------------------

(TO  BE  FILLED  BY  SWBT)
SWBT  CONTACT:  Lauren  D  Blumenfeld
TITLE:  Senior  Account  Manager
713-567-4184

[DSL ON BOARD LOGO]
[SOUTHWESTERN BELL LOGO]

                           ISP Co-op Advertising Plan

WHAT  IS  THE  ISP  CO-OP  ADVERTISING  PLAN?

One of the many benefits of partnering with Southwestern Bell for DSL! The ISP Co-op

Ad  Plan  gives  you  the  opportunity  to further market DSL to your customers.

WHO  IS  ELIGIBLE?

All  ISPs  who  have  partnered  with  Southwestern  Bell  by  signing  the  DSL
Partnership Program Agreement or the Authorized Sales Representative (ASR) Agreement and are connected to the Southwestern Bell ATM network.

HOW  DO  WE  GET  STARTED?

ISPs  will  be  awarded  $2500  once  the  following  criteria  have  been  met:
                         ------
(a)     ISP  Partnership/ASR  contract  is  signed.
(b)     The  ATM  connection  is  completed.
(c) ISP's advertising has been submitted for review by Southwestern Bell. (Advertising can be emailed to ac7705@sbc.com or faxed to 913-676-0940)
                                        --------------

HOW  DO  WE  EARN  CO-OP  AD  MONEY?

     ANNUALIZED  DSL  REVENUE     CO-OP  AD  MONEY  AWARDED
--------------------------------  -------------------------------------
     $25,000  -  $124,999         0.4%  of  revenue
     $125,000  -  $249,999        0.8%  of  revenue
     $250,000  +                  1.2%  of  revenue

Notes:
     (1)     ISP  will  be  awarded  co-op  ad  money  on  a  quarterly  basis.
     (2)     Maximum  amount  to  be  awarded  annually  per  ISP  is  $25,000.


WHAT  ADVERTISING  CRITERIA  MUST  BE  FOLLOWED?

The guidelines outlined in Section IV ("Partner's/ASR's Responsibilities) of the DSL Partnership Program Agreement/Authorized Sales Representative Agreement must be followed.

The  criteria  outlined  in  the  Branding  Guidelines,  Exhibit  C  of  the DSL
Partnership
Program Agreement, must be met by all ISP Partners that have elected to market the
DSL  services  under  the  branded  option.

If you have any questions about the ISP Co-op Ad Program, please contact Amy Cook at ac7705@sbc.com or 913-676-1572.
          --------------